Exhibit # 10.16

                        CLEC License approval Letter - MS

              BEFORE THE PUBLIC SERVICE COMMISSION OF MISSISSIPPI
DOCKET NO. 97-AD-770
                           IN RE:   APPLICATION OF BELLSOUTH TELECOMUNICATIONS,
                           INC. AND COMPETITIVE COMMUNICATIONS, INC. FOR APPROVAL OF AN INTERCONNECTION AGREEMENT UNDER
                           THE TELECOMMUNICATIONS ACT OF 1996

                                      ORDER

         This matter is before the Mississippi Public Service Commission ("Commission") upon the request of Bellsouth Telecommunications, Inc. ("BellSouth") and Competitive Communications, Inc. ("CCI") for approval of Amendment to Interconnection Agreement Between BellSouth Telecommunications, Inc. and Competitive Communications, Inc. dated October 1, 1996 pursuant to the provisions of Sections 251 and 252 of the Telecommunications Act of 1996 (the "Amendment"). The original interconnection agreement between the parties dated October1, 1996 (the "Intercommunication Agreement") has been previously approved in this docket by the Commission on January 22, 1998.

         The Commission, being fully apprised in the premises and having considered the documents before it, and upon recommendation of the Mississippi Public Utilities Staff ("MPUS"), finds that it is appropriate to approve the Amendment for the reasons set forth below:

                                           I.

         On August 31,1999, BellSouth and CCI filed with this Commission a copy of their Amendment which had been negotiated between them pursuant to Sections 251 and 252 of the Act, together with a request that the Commission approve said Amendment pursuant to Section 252(e) of the Act.

                                           II.
         Simultaneously with the filing of the Amendment on August 31, 1999, CCI and BellSouth provided notice of said filing of all parties of record in Docket No. 95-UA-358, the docket pending before this Commission for consideration of local exchange telecommunications competition in Mississippi. Said notice set forth the intention of CCI and BellSouth to present the Amendment to the Commission for approval on or after twenty-five (25) days from August 31, 1999, the date of said notice. No opposition or objection has been raised to said Amendment.

                                           III.
     This Commission has duly considered the Amendment in view of the Act, particularly Section 252 (e)(2)(A) which provides:

(2)  Grounds  for rejection.--The  State commission may only reject--

    (A) An agreement (or portion thereof) adopted by negotiation under subsection (a) if it finds that--

       (i) the agreement (or portion thereof) discriminates against telecommunications carrier not a party to the agreement; or

(ii) the  implementation of such agreement or portion is not consistent with the public  interest,  convenience,  and  necessity;....

Thus, our review of such agreements is restricted to determining:

(1) whether the agreement discriminates against  a  telecommunications  carrier not a party  to the  agreement;  or (2) whether or not the  implementation  of such  agreement  is  consistent  with the public interest,  convenience, and necessity. Further, any party contending that a  negotiated  agreement  is either  discriminatory  or  contrary  to the public interest, convenience, and necessity has the burden of proving such.

                                       IV.

         Upon a review of the Amendment, the Commission finds that the Amendment meets  the  standards  set forth in  Section  252 (e) for the  approval  by this

Commission.  The  Amendment  does not  discriminate  in any manner  against  any

telecommunications   carrier  not  a  party  to  the   Amendment   nor  has  any

telecommunications  carrier made such a claim.  The Amendment  simply sets forth the terms and conditions of the business relationship between BellSouth and CCI.

Those  terms  and   conditions,   on  their  face,  do  not  address  any  other

telecommunications  carrier and this  Commission's  review has not  revealed any discriminatory  intent  or  result  inherent  in  those  terms  and  conditions.

Moreover, BellSouth has represented that pursuant to Section 252 (1) of the Act,

it will make the terms and  conditions of the  Amendment  available to any other requesting
telecommunications  carrier.  Thus, the Amendment does not discriminate  against any  telecommunications  carrier not a party to the Amendment.

         We  further  find  that  the  terms  of  the  Amendment  are  not to be considered as a precedential standard for other amendments, nor is it binding on any other carrier not a party to the Amendment.

         We further find that the terms of the Amendment is consistent  with the public interest,  convenience,  and necessity.  The Amendment is consistent with the intent of Congress as that  intent is  revealed  in the Act.  The  Amendment provides for new  competitors  in the local exchange  market,  which will likely bring new services,  lower prices and other  benefits to the public at large and to local telephone service customers in particular.


         IT IS, THEREFORE, ORDERED THAT:

         The  Amendment  does not  discriminate  against any  telecommunications carrier  not a  party  to the  Amendment,  and is  consistent  with  the  public interest, convenience, and necessity, and therefore, this Commission does hereby approve the Amendment.

         Chairman Bo Robinson voted ____; Vice-Chairman George Byars voted ____;

 Commissioner Nielsen Cochran voted ____.

         SO ORDERED on this the 8th day of November, 1999.

                                    MISSISSIPPI PUBLIC SERVICE COMMISSION


                                    -----------------------------------------

                                    BO ROBINSON, CHAIRMAN


                                    -----------------------------------------

                                    GEORGE BYARS, VICE CHAIRMAN


                                    -----------------------------------------

                                    NIELSEN COCHRAN, COMMISSIONER

ATTEST:  A TRUE COPY

--------------------------
BRIAN U. RAY
Executive Secretary